SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[X]	Preliminary proxy statement

[ ]	Definitive proxy statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12

DMC STRATEX NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

(LOGO)

July 10, 2002

To the Stockholders of DMC STRATEX NETWORKS, INC.:

      You are cordially invited to attend the annual meeting of stockholders of DMC Stratex Networks, Inc., a Delaware corporation, on Tuesday, August 13, 2002, at 3:00 p.m., local time, at our principle executive offices located at 170 Rose Orchard Way, San Jose, California.

      Details of the business to be conducted at the annual meeting are given in the attached notice of annual meeting and proxy statement. After careful consideration, our board of directors has approved each of the proposals described in the proxy statement and recommends that you vote “FOR” each proposal.

      Whether or not you attend in person, to ensure your representation at the annual meeting, please carefully read the accompanying proxy statement describing the matters to be voted on at the annual meeting and sign, date, mark and return the enclosed proxy card in the reply envelope provided. If you subsequently decide to attend the annual meeting, you may notify the inspector of elections if you wish to vote in person at the meeting and your previously submitted proxy card will not be voted.

      We hope that you will attend the annual meeting.

Sincerely yours,

/s/ CHARLES D. KISSNER

CHARLES D. KISSNER
Chairman and Chief Executive Officer

170 Rose Orchard Way, San Jose, California 95134 Phone: 408-943-0777 Facsimile: 408-944-1770

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
Purpose of the Annual Meeting
Record Date
Revocability of Proxies
Voting Rights of Stockholders
Required Vote for Approval
Quorum, Abstentions and Broker “Non-Votes”
Cost of Solicitation
Requirements for Stockholder Proposals to be Brought Before an Annual Meeting
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials
Discretionary Authority
PROPOSAL 1: ELECTION OF DIRECTORS
Information About Director Nominees
Vote Required
Recommendation of the Board of Directors
EXECUTIVE OFFICERS
Board Meetings and Committees
Compensation of Directors
EXECUTIVE COMPENSATION AND OTHER INFORMATION
OPTION AND SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 2001
AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END VALUES
Employment Agreements
Termination Agreements
Compensation Committee Interlocks and Insider Participation
Compliance with Section 16(a) of the Securities Exchange Act of 1934
CERTAIN TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PERFORMANCE GRAPH
PROPOSAL NO. 2:
Vote Required
Recommendation of the Board of Directors
PROPOSAL NO. 3:
General Description
Administration
Amendment and Termination
Terms & Conditions of Awards
Equity Incentive Programs for Non-Employee Directors
Certain Federal Tax Consequences
Amended Plan Benefits
Vote Required
Recommendation of the Board of Directors
PROPOSAL 4:
Vote Required
Presence at the Annual Meeting
Recommendation of the Board of Directors
OTHER MATTERS
Annual Report
Form 10-K
Other Business
ARTICLE II DEFINITIONS
ARTICLE III OPTION TERMS
ARTICLE II DEFINITIONS
ARTICLE III STOCK FEE PROGRAM TERMS

Page

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS	1
Purpose of the Annual Meeting	1
Record Date	1
Revocability of Proxies	1
Voting Rights of Stockholders	1
Required Vote for Approval	2
Quorum, Abstentions and Broker “Non-Votes”	2
Cost of Solicitation	2
Requirements for Stockholder Proposals to be Brought Before an Annual Meeting	2
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials	3
Discretionary Authority	3

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS	3
Information About Director Nominees	4
Vote Required	5
Recommendation of the Board of Directors	5
Executive Officers	5
Board Meetings and Committees	5
Compensation of Directors	6
Executive Compensation and Other Information	7
Option and SAR Grants in Fiscal Year Ended March 31, 2002	8
Aggregated Option/SAR Exercises and Fiscal Year-end Values	8
Employment Agreements	9
Termination Agreements	10
Compensation Committee Interlocks and Insider Participation	10
Compliance with Section 16(a) of the Securities Exchange Act of 1934	11
Certain Transactions	11
Security Ownership of Certain Beneficial Owners and Management	12
Report of the Audit Committee of the Board of Directors	14
Report of Compensation Committee of the Board of Directors	15
Stock Performance Graph	18

PROPOSAL TWO: AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE OUR NAME FROM DMC STRATEX NETWORKS, INC. TO STRATEX NETWORKS, INC.	18
General Description
Vote Required	19
Recommendation of the Board of Directors	19

ii

DMC STRATEX NETWORKS, INC.
170 Rose Orchard Way,
San Jose, California 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The annual meeting of stockholders of DMC Stratex Networks, Inc., a Delaware corporation, will be held at our principle executive offices located at 170 Rose Orchard Way, San Jose, California, on Tuesday, August 13, 2002, at 3:00 p.m., local time, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1. Elect six directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified;

2. Approve an amendment to our Restated Certificate of Incorporation, as amended, to change our name from DMC Stratex Networks, Inc. to Stratex Networks, Inc.;

3. Approve the adoption of the Stratex Networks, Inc. 2002 Stock Incentive Plan;

4. Ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2003; and

5. Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

      Only stockholders of record at the close of business on June 28, 2002, are entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement thereof. Our stock transfer books will remain open between the record date and the date of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our principle executive offices.

      All stockholders are cordially invited and encouraged to attend the annual meeting. Whether or not you attend in person, to ensure your representation at the annual meeting, please carefully read the accompanying proxy statement describing the matters to be voted on at the annual meeting. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by signing, dating and returning the enclosed proxy card promptly in the accompanying envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you submit your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the attached proxy statement. The prompt return of your proxy card will assist us in preparing for the annual meeting.

      We look forward to seeing you at the annual meeting.

By Order of the Board of Directors

/s/ CHARLES D. KISSNER

CHARLES D. KISSNER
Chairman and Chief Executive Officer

San Jose, California

July 10, 2002

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

DMC STRATEX NETWORKS, INC.

       This proxy statement is furnished in connection with the solicitation by the board of directors of DMC Stratex Networks, Inc., a Delaware corporation, of proxies for the annual meeting of stockholders to be held at 3:00 p.m., local time, on Tuesday, August 13, 2002, and any adjournment or postponement thereof. These proxy materials were first mailed on or about July 10, 2002, to our stockholders entitled to notice of, and vote at, the annual meeting.

      All materials filed by us with the Securities and Exchange Commission can be obtained at the Commission’s Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549 or through the Commission’s website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Purpose of the Annual Meeting

      The specific proposals to be considered and acted upon at the annual meeting are summarized in the preceding notice of annual meeting of stockholders. Each proposal is described in more detail in a subsequent section of this proxy statement.

Record Date

      The close of business on June 28, 2002 has been fixed as the record date for determining the holders of shares of our common stock, par value $0.01 per share, entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

Revocability of Proxies

      If the shares of common stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before the proxy card is voted by: (i) delivering a written notice of revocation to our Assistant Secretary, Carol A. Goudey, at the address of our principle executive offices; (ii) executing and delivering a proxy bearing a later date to our Assistant Secretary; or (iii) attending the annual meeting and voting in person. If your shares are held in “street name,” you should follow the directions provided by your broker regarding how to revoke your proxy. Your attendance at the annual meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy. You will be required to give oral notice of your intention to vote in person to the inspector of elections at the annual meeting.

Voting Rights of Stockholders

      Each outstanding share of our common stock on the record date is entitled to one vote on all matters to come before the annual meeting. As of the close of business on the record date, there were [                    ] shares of common stock outstanding and entitled to vote on all proposals presented at the annual meeting, held by [                    ] stockholders of record. The presence at the annual meeting of a majority of these shares of common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. An automated system administered by our transfer agent, Mellon Investor Services LLC, will tabulate votes cast by proxy. A representative of our transfer agent will act as the inspector of elections for the annual meeting and will tabulate the votes cast in person at the annual meeting.

      If you are unable to attend the annual meeting, you may vote by proxy. When your proxy card is returned properly completed, it will be voted pursuant to your instructions set forth on the proxy card. You are urged to specify your choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of common stock represented by the proxy will be voted “FOR” the director nominees and the other proposals to be presented at the annual meeting, and will be voted in the proxyholders’ discretion as to such other matters that may properly come before the annual meeting. If you choose to vote by proxy, then the proxy card you submit will continue to be valid at any adjournment or postponement of the annual meeting.

Required Vote for Approval

      The director nominees will be re-elected by a plurality of the votes cast. Our stockholders may not cumulate votes in the re-election of the director nominees. The amendment to our Restated Certificate of Incorporation, as amended, to change our name will require the affirmative vote of a majority of our common stock issued and outstanding. The approval of the Stratex Networks, Inc. 2002 Stock Incentive Plan and the ratification of our independent auditors for the fiscal year ending March 31, 2003 will each require the affirmative vote of a majority of our common stock present, or represented by proxy, and entitled to vote at the annual meeting.

Quorum, Abstentions and Broker “Non-Votes”

      Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are not deemed entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained.

      As a result, with respect to proposal 1, which requires a plurality vote, and proposals 3 and 4, which require the affirmative vote of a majority of our common stock present and entitled to vote, broker “non-votes” have no effect. With respect to proposal 2, the amendment to the Restated Certificate of Incorporation, as amended, broker non-votes and shares as to which proxy authority has been withheld effectively count as votes against proposal 2, the amendment to the Restated Certificate of Incorporation, as amended. Because abstentions will be included in the tabulation of shares of our common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on proposals 3 and 4.

Cost of Solicitation

      We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to our stockholders. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending these proxy materials to beneficial owners of our common stock. We may supplement the original solicitation of proxies by mail by solicitation by telephone, telegram or other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting

      For stockholder proposals to be considered properly brought before an annual meeting, the stockholder must have given timely notice thereof in writing to our Assistant Secretary, Carol A. Goudey, at the address of our principle executive offices. To be timely for the 2003 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Assistant Secretary not less than 60 days nor more than 90 days prior to the annual meeting. However, in the event that a stockholder’s notice is given less than 70 days prior to the annual meeting or the date public disclosure of such annual meeting was made, a stockholder’s notice to be considered timely must be delivered to or mailed and received by our Assistant Secretary not less than the close of business on the tenth day following the day on which the notice of the date of such annual meeting was mailed or the date public disclosure of such annual meeting was made. A stockholder’s notice must accompany any stockholder proposal and will set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of our common stock which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

      Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at our 2003 annual meeting of stockholders must be received by our Assistant Secretary, Carol A. Goudey, at the address of our principal executive offices, no later than March 10, 2003, in order to be considered for inclusion in our proxy materials for the 2003 annual meeting.

Discretionary Authority

      The proxies to be solicited by our board of directors for the 2003 annual meeting will confer discretionary authority on the proxyholders to vote on any stockholder proposal presented at such annual meeting if we fail to receive notice of such stockholder’s proposal for the meeting by May 24, 2003.

PROPOSAL 1:

ELECTION OF DIRECTORS

      At the annual meeting, six directors are nominated for re-election to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until the death, resignation or removal of such director. Our current board of directors in a board meeting on                , 2002, resolved that the six director nominees listed below should be nominated for re-election to serve on our board of directors following the annual meeting. Unless you attend the annual meeting in person and submit a ballot that indicates your intent to withhold your vote in favor of any or all of the director nominees listed below, or, in the alternative, mark the box on the enclosed proxy card that indicates the same intent to withhold your vote in favor of any or all of the director nominees listed below, then your proxy will be voted “FOR” the re-election of each of the director nominees listed below.

      The director nominees will be re-elected by plurality vote. In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the annual meeting, all proxies received by the proxyholders will be voted for any subsequent nominee named by our current board of directors to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this proxy statement, our board of directors is not aware of any director nominee who is unable or will decline to serve as a director.

      In addition, in the event that additional persons are nominated for election as directors (other than the director nominees listed below), the proxyholders intend to vote all proxies received by them for the director nominees listed below.

      The following persons are nominated for election or re-election, as the case may be, to serve as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified or until the death, resignation or removal of such director:

Name	Title	Age

Charles D. Kissner	Chairman and Chief Executive Officer	55
Richard C. Alberding	Director	71
John W. Combs	Director	55
William A. Hasler	Director	60
James D. Meindl	Director	69
V. Frank Mendicino	Director	63

Information About Director Nominees

      Mr. Charles D. Kissner currently serves as Chairman and Chief Executive Officer. Mr. Kissner joined us as our President and Chief Executive Officer and was elected a director in July 1995 and Chairman in August 1996. He served as our Chief Executive Officer from July 1995 to May 2000 and again since October 2001. Prior to joining us, he served as Vice President and General Manager of the Microelectronics Division of M/A-COM, Inc., a manufacturer of radio and microwave communications products, from July 1993 to July 1995. Mr. Kissner currently serves on the boards of Spectrian, Inc., a supplier of high power amplifiers to wireless communications manufacturers and service providers, and SonicWALL, Inc., a company that designs, develops and manufactures Internet security solutions.

      Mr. Richard C. Alberding has served as a director since July 1993 and as Co-Chairman of our board of directors and Co-Chief Executive Officer from September 1994 to July 1995. Mr. Alberding retired from Hewlett-Packard Company in 1991, where he had served since 1984 as an Executive Vice President responsible for worldwide company sales, support and administration activities for measurement and computation products, as well as all corporate-level marketing activities. He also served on Hewlett-Packard’s Executive Committee. Mr. Alberding currently serves on the boards of Kennametal Corporation, a machine tool company, Walker Interactive Systems, a software company, SyBase, Inc., a computer database and tools company, PCTEL, a software company, and several private companies.

      Mr. John W. Combs has served as a director since May 1997. Mr. Combs has served as Chairman and Chief Executive Officer of Littlefeet, Inc., a distributed cover technology company, since July 2001. From September 1999 to July 2001, Mr. Combs served as President and Chief Executive Officer of Internet Connect, an Internet systems provider. Mr. Combs served as President, Southwest Area, for Nextel Communications, Inc., a wireless digital communications system provider, from June 1993 to September 1999. Prior to Nextel Communications, Mr. Combs was President of Mitel Inc., a prominent manufacturer of private branch exchanges.

      Mr. William A. Hasler has served as a director since August 2001. Mr. Hasler is Vice-Chairman and a director of Aphton Corp, a biopharmaceutical company, and since 1998 has also held the position of Co-Chief Executive Officer. From 1991 to 1998, Mr. Hasler was the Dean of both the Graduate and Undergraduate Schools of Business at the University of California, Berkeley. Prior to his deanship at UC Berkeley, Mr. Hasler was the Vice Chairman of KPMG Peat Marwick. Mr. Hasler serves on the boards of Solectron Corporation, a provider of electronics manufacturing services, Walker Interactive Systems, a software company, Ditech Communications Corp., a supplier of telecommunications equipment, and Tenera, Inc., a provider of technology-based professional and technical services. He is also a Public Governor of the Pacific Exchange.

      Dr. James D. Meindl has served as a director since November 1995. Dr. Meindl has held the Joseph M. Pettit Chaired Professorship in Microelectronics at the Georgia Institute of Technology since 1993. Prior to his professorship, Dr. Meindl served as Senior Vice President for Academic Affairs and Provost at Rennselaer Polytechnic Institute, from 1986 to 1993. Dr. Meindl serves on the boards of SanDisk Corp., a company which designs, develops and markets flash memory data storage products, and Zoran Corp., a semiconductor and related devices company.

      Mr. V. Frank Mendicino has served as a director since October 1998. Mr. Mendicino served as a director of Innova Corporation from July 1989 and as its Chairman from February 1992 until October 1998, when the merger of our company and Innova was consummated. Mr. Mendicino has served as a General Partner of Woodside Fund, Woodside Fund II and Woodside Fund III, each of which is a private investment fund, since September 1983. He has served as a General Partner of Access Venture Partners, a private investment fund, since April 1999. He also serves on the boards of over 15 private companies.

      Mr. Paul S. Bachow, who served as a director since October 1998, will not stand for re-election for the upcoming year.

Vote Required

      Assuming the presence of a quorum, our directors will be elected from the persons nominated by the affirmation vote of holders of a plurality of our outstanding common stock present in person, or represented by proxy, at the annual meeting.

Recommendation of the Board of Directors

      OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

EXECUTIVE OFFICERS

      The following table sets forth information regarding our executive officers as of March 31, 2002.

Name	Title	Age

Charles D. Kissner	Chairman and Chief Executive Officer	55
Carl A. Thomsen	Senior Vice President, Chief Financial Officer and Secretary	57
Paul A. Kennard	Vice President, Product Development and Chief Technical Officer	51
Edward T. Gardner	Vice President, Human Resources and Administration	51

      Mr. Charles D. Kissner. See description set forth in proposal 1.

      Mr. Carl A. Thomsen joined us in February 1995 as our Vice President, Chief Financial Officer and Secretary. He was promoted to Senior Vice President in April 1999. He was previously Senior Vice President and Chief Financial Officer of Measurex Corporation, a manufacturer of sensor-based process control systems. Mr. Thomsen serves on the board of PCTEL, a software company.

      Mr. Paul A. Kennard joined us in April 1996 as our Vice President, Engineering. He was appointed as our Chief Technical Officer and Vice President, Corporate Marketing in October 1998. He was re-appointed as our Chief Technical Officer and appointed as Vice President, Strategy in April 2000. Prior to joining us, Mr. Kennard was with California Microwave Corporation, a satellite and wireless communications company, where he served as a Director of the Signal Processing Technology, and as Vice President then as Senior Vice President of Engineering for the Microwave Network Systems Division.

      Mr. Edward T. Gardner joined us in March 2001 as Vice President, Human Resources and Administration. Prior to joining us, Mr. Gardner was a private consultant in the Human Resources field from August 2000 to March 2001. Mr. Gardner held the position of Vice President of Human Resources at KLA-Tencor from March 2000 to August 2000 and at Quantum Corporation from February 1996 to March 2000.

Board Meetings and Committees

      During the fiscal year ended March 31, 2002, our board of directors held 13 meetings. During the same period, each director attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors held during the period for which he was a director with the exception of Mr. Hasler who attended 71%, and (ii) the total number of meetings of all committees of the board of directors on which such director served during the period for which he was a director.

      We currently have an audit committee, a compensation committee and a nominating committee. The audit committee is primarily responsible for approving the services performed by our independent public accountants and reviewing our accounting practices and system of internal accounting controls. The audit committee, which consisted of Messrs. Alberding, Bachow and Hasler during the fiscal year ended March 31, 2002, held 5 meetings during the fiscal year. In May 2000, our board of directors adopted and approved a charter for the audit committee. Our board of directors has determined that all members of the audit committee are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

      The compensation committee is responsible for recommending and reviewing the compensation of executive officers and for administering incentive plans. The compensation committee, which consisted of Dr. Meindl, and Messrs. Combs and Mendicino during the fiscal year ended March 31, 2002, held 7 meetings during the fiscal year. The compensation committee is comprised of independent, non-employee members of our board of directors.

      The nominating committee was formed in August 2001 and met one time during fiscal year 2002. The current members of the nominating committee are Messrs. Kissner, Hasler and Mendicino. The nominating committee assists the board in selecting nominees for election to the board and monitors the composition of the board.

Compensation of Directors

      During calendar year 2001, we paid each non-employee director $1,400 in fees for each in-person meeting and $700 for each telephonic meeting attended by such director. During the same period, we also paid each director a retainer of $4,000 per quarter in cash with an option to receive in lieu of such cash payment, the equivalent of $4,500 in shares of our common stock per quarter based on the fair market value per share of our common stock on the first trading day in January of the 2001 calendar year. In addition, we paid each director who served on a committee, committee meeting fees of $750 for each in-person committee meeting and $375 for each telephone committee meeting attended by such director, unless such in-person or telephonic committee meeting was held in conjunction with a board meeting. Directors were also reimbursed for their out-of-pocket expenses incurred in attending board and committee meetings.

      Pursuant to the provisions of our 1999 non-employee director option program, each individual re-elected as a non-employee board member at the 2001 annual meeting of stockholders, and who had been a member of our board for the prior three years, received an option grant at that time for 10,000 shares. Dr. Meindl and Messrs. Alberding and Combs received such grants. In conjunction with Mr. Hasler’s initial appointment to the board, he received an option grant at that time for 30,000 shares. Each individual re-elected as a non-employee board member at the upcoming 2002 annual meeting of stockholders, and who will have been a member of our board for the prior three years, will also receive an option grant for 10,000 shares. The shares of common stock for each periodic option grant under the program are priced at 100% of the fair market value per share on the date of grant and are fully vested and exercisable on such date. Each option granted under the program has a maximum term of five years measured from the grant date.

      Pursuant to the provisions of our 1999 non-employee director stock fee program, non-employee directors may elect to apply all or any portion of their annual retainer fee and/or meeting fees otherwise payable in cash to the purchase of shares of our common stock. Shares received by these directors in lieu of annual retainer fees vest monthly during the year after receipt so long as the individual continues to serve as one of our non-employee directors during the year. We will hold such shares in escrow and the vested shares are released in equal installments on June 30, 2002 and December 31, 2002. Immediate vesting of all the issued shares will occur in the event the non-employee director dies or become permanently disabled during such non-employee director’s period of service, or a corporate transaction or change of control, both as defined in the 2002 stock incentive plan, occurs during such period. Shares received by the non-employee directors in lieu of meeting fees vest upon issuance and are immediately exercisable.

      The price for the shares of our common stock issued in lieu of all or any portion of the annual retainer fee is priced at 100% of the fair market value per share on the first trading day in January for the year of election. The price for the shares of our common stock issued in lieu of all or any portion of the meeting fees is priced at 100% of the fair market value per share on the first trading day following such meeting. For the 2002 calendar year, Messrs. Bachow, Combs and Mendicino chose to participate in such program and have elected to receive common stock in lieu of their annual retainer fee. Each of these directors received 2,289 shares of our common stock at a purchase price of $7.86 per share. In addition, Dr. Meindl chose to receive one half of his annual retainer fee in cash and one half in shares of our common stock. He received 1,145 shares at a purchase price of $7.86 per share.

      In October 2001, Mr. Kissner was granted an option to purchase 300,000 shares of our common stock pursuant to our 1994 stock incentive plan. The option shares are subject to performance-based vesting in five years, but vesting will be accelerated if our share price increases substantially to meet certain defined targets. This option grant is consistent with our long-term strategic growth and increasing the value of our stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table provides summary information concerning the compensation earned, by our Chief Executive Officer and each of our three other most highly compensated executive officers whose salary and bonus for the fiscal year ended March 31, 2002 were in excess of $100,000 for their services to the company, for the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000. It also provides information concerning two executive officers whose salary and bonus paid during the fiscal year ended March 31, 2002 exceeded of $100,000 but were not serving as executive officers as of the end of fiscal year 2002 due to termination of their employment with the Company. The executive officers listed below are referred to as the “Named Executive Officers.”

Summary Compensation Table

					Long-Term
					Compensation
					Awards

	Annual Compensation				Number of
					Securities
	Fiscal			Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Compensation(2)	Options	Compensation(3)

Charles D. Kissner(4)	2002	$456,250	—	$15,600	300,000	$5,026
Chief Executive Officer and	2001	460,000	—	14,400	500,000	4,575
Chairman of the Board	2000	437,833	$67,150	—	75,000	4,062
Sam Smookler(5)	2002	359,205	—	15,600	—	113,109
Chief Executive Officer and	2001	425,000	—	14,400	200,000	7,241
President (Former)	2000	321,333	47,393	—	60,000	6,882
Carl A. Thomsen	2002	291,667	—	9,750	45,000	5,044
Senior Vice President, Chief	2001	280,000	—	9,000	45,000	5,835
Financial Officer and Secretary	2000	237,000	28,751	—	25,000	4,401
Frank Carretta, Jr.(6)	2002	60,466	150,000	14,400	—	166,147
Senior Vice President, Worldwide	2001	324,949	150,000	14,400	35,000	5,222
Sales (Former)	2000	248,750	140,000	—	20,000	4,637
Paul A. Kennard	2002	260,417	—	9,750	35,000	4,794
Vice President, Product Development	2001	250,000	—	9,000	35,000	4,183
and Chief Technical Officer	2000	209,500	24,589	—	25,000	4,024
Edward T. Gardner(7)	2002	218,750	20,000	11,700	38,000	3,734
Vice President, Human Resources	2001	13,091	—	—	—	85
and Administration	2000	—	—	—	—	—

(1)	Our executive officers are eligible for annual cash bonuses. Such bonuses are generally based upon individual achievement, as well as corporate performance objectives determined by our compensation committee. In addition, in the case of Mr. Carretta, he was eligible to receive an annual cash bonus based on his achievement of certain sales objectives.

(2)	“Other Annual Compensation” represents car allowances provided.

(3)	“All Other Compensation” includes (i) contributions made by us on behalf of our Named Executive Officers to our 401(k) plan for all the three fiscal years, (ii) premiums paid by us on behalf of our Named Executive Officers for group life insurance, (iii) severance payments in the amount of $106,250 made to Mr. Smookler during fiscal year 2002, and (iv) severance payments in the amount of $162,500 made to Mr. Carretta during fiscal year 2002.

(4)	Mr. Kissner was appointed as our Chairman and Chief Executive Officer in October 2001.

(5)	Mr. Smookler served as our Chief Executive Officer until October 2001.

(6)	Mr. Carretta served as our Senior Vice President, Worldwide Sales and Service until May 2001.

(7)	Mr. Gardner joined us in March 2001 as our Vice President, Human Resources and Administration.

OPTION AND SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 2002

      The following table contains information concerning stock option grants made to each of the Named Executive Officers during the fiscal year ended March 31, 2002. All grants were made under our 1994 stock incentive plan and 1999 stock incentive plan. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

		Individual Grants			Potential Realizable
					Value at Assumed Annual
	Number of				Rates of Stock Price
	Securities	Percentage of Total			Appreciation for Option
	Underlying	Options/SARs	Exercise or		Term(3)
	Options/SARs	Granted to Employees	Base Price
Name	Granted(#)(1)	in 2002 Fiscal Year(2)	($/Share)	Expiration Date	5% ($)	10% ($)

Charles D. Kissner	300,000 (4)	14.1%	$6.10	10/22/2011	$1,150,877	$2,916,549
Sam Smookler	—	—	—	—	—	—
Carl A. Thomsen	45,000 (5)	2.1%	$6.10	10/22/2008	111,749	260,423
Frank Carretta, Jr.	—	—	—	—	—	—
Paul A. Kennard	35,000 (5)	1.6%	$6.10	10/22/2008	86,916	202,551
Edward T. Gardner	38,000 (5)	1.8%	$6.10	10/22/2008	94,366	219,913

(1)	Options granted under the 1994 stock incentive plan have a maximum term of ten years and generally vest over a period of five years. Options granted to Mr. Kissner are subject to accelerated vesting and will vest monthly over a period of three years. Options granted under the 1999 stock incentive plan have a maximum term of seven years and generally vest 25% per year over four years beginning on the first anniversary of the date of the option grant. No options were granted to Mr. Carretta & Mr. Smookler during fiscal year 2002.

(2)	Based on a total of 2,130,000 shares of common stock granted to our employees and directors under our 1994 stock incentive plan and 1999 stock incentive plan during the fiscal year ended March 31, 2002.

(3)	The calculations of 5% and 10% annual rates of compounded stock price appreciation are mandated by the rules and regulations of the Securities and Exchange Commission. We provide no assurance to any Named Executive Officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(4)	The option grant was made under our 1994 stock incentive plan.

(5)	The option grant was made under our 1999 stock incentive plan.

AGGREGATED OPTION/ SAR EXERCISES

AND FISCAL YEAR-END VALUES

      The following table provides information with respect to the Named Executive Officers concerning their exercise of stock options during the fiscal year ended March 31, 2002, and the unexercised options held by them at such fiscal year end. No stock appreciation rights were exercised by any Named Executive Officer during the fiscal year ended March 31, 2002, and no stock appreciation rights were outstanding at such fiscal year end.

			Number of Securities		Value of Unexercised
			Underlying Unexercised Options at		In-the-Money Options at
	Shares	Value	March 31, 2002		March 31, 2002(2)
	Acquired on	Realized
Name	Exercise(#)	($)(1)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)

Charles D. Kissner	—	—	486,851	836,750	$86,086	$58,695
Sam Smookler	—	—	420,263	—	—	—
Carl A. Thomsen	—	—	125,806	131,748	—	—
Frank Carretta, Jr.	—	—	160,000	—	—	—
Paul A. Kennard	—	—	106,877	114,250	16,158	—
Edward T. Gardner	—	—	12,500	75,500	—	—

(1)	Based upon the market price of the purchased shares of common stock on the exercise date less the option price paid for such shares.

(2)	Based upon the fair market value of our common stock as of March 31, 2002 ($5.44 per share), less the option exercise price paid for those shares.

Employment Agreements

      Messrs. Kissner, Thomsen and Kennard each have a written employment agreement with us.

      We entered into a renewed and restated employment agreement with Mr. Kissner in August 1998. Either the company or Mr. Kissner may terminate the agreement upon notice. However, the agreement provides that if Mr. Kissner is terminated without cause or as a result of a disability, he is entitled to receive (i) severance payment equal to his base salary at the time of termination for 36 months, paid in the form of a salary continuation over the course of the 36-month period; (ii) payment equal to three times the average annual incentive bonus received by Mr. Kissner for the previous three fiscal years; (iii) a prorated incentive bonus, if earned, for the fiscal year in which his employment was terminated, based upon the number of months he was employed during the fiscal year; (iv) payment of health insurance premiums for a period of up to 36 months, unless he and his family become entitled to enroll in a group health insurance plan of another company or organization as defined by COBRA Regulations; and (v) continued vesting of all existing and future stock options for a period of 36 months.

      Mr. Kissner may also terminate his employment if one of the following events takes place without his consent: (i) change in position resulting in a significant reduction of title or responsibilities; (ii) his compensation is reduced by more than five percent; or (iii) his principal place of employment is relocated by more than 50 miles. If Mr. Kissner terminates his employment in any of the above circumstances, he will receive the same severance payments and benefits that he is entitled to receive if his employment was terminated without cause or as a result of his disability as described above. Additionally, if Mr. Kissner’s employment is terminated by the surviving legal entity following a change of control of our company, Mr. Kissner will receive the same severance payments and benefits that he is entitled to receive if his employment was terminated without cause or as a result of his disability as described above.

      We entered into renewed and restated employment agreements with Messrs. Thomsen and Kennard, effective as of December 1998. Either the company or the respective executive officer may terminate the agreement upon notice. However, the agreement for each of these executive officers includes the following provisions: (i) if the executive officer is terminated without cause, he will be entitled to receive (a) severance pay equal to his monthly salary at the time of termination for 12 months; (b) the continued vesting of his stock options for one year from the date of his termination; and (c) a prorated incentive bonus, if earned, for the fiscal year in which his employment was terminated, based upon the number of months he was in employed during the fiscal year; or (ii) if we are merged or acquired in a transaction in which there is a change of control, then the officer will be entitled to receive (a) severance pay in the amount of two times his base annual salary at the time of termination; (b) a bonus payment equal to the aggregate bonuses paid to him in the prior two fiscal years; and (b) a prorated incentive bonus, if earned, for the fiscal year in which his employment was terminated, are based upon the number of months he was employed during the fiscal year. In the event of a change of control, the executive officer will receive full vesting of all stock option grants in accordance with stock option plan documents.

Termination Agreements

      In May 2001, we entered into a separation agreement and release with Mr. Frank Carretta, Jr., our former Senior Vice President, Worldwide Sales. Pursuant to the terms of the agreement Mr. Carretta’s employment with us terminated on May 31, 2001. We agreed to pay Mr. Carretta semi-monthly base salary continuation payments in the aggregate total amount of $195,000 less applicable withholdings and deductions during the period from June 1, 2001 through May 31, 2002, and semi-monthly base salary continuation payments in the aggregate total amount of $200,000 less applicable withholdings and deductions during the period from June 1, 2002 through May 31, 2003. The vesting of Mr. Carretta’s outstanding stock options was accelerated such that options totaling 160,000 shares of our common stock were vested as of May 31, 2001. Mr. Carretta may exercise his vested options at any time prior to May 31, 2003. We agreed to retain Mr. Carretta on our medical plan until May 31, 2003 and to deduct Mr. Carretta’s portion of the health plan benefits from his base salary continuation pay. In addition, we agreed to pay for Mr. Carretta’s purchase of medical coverage available to him upon his election to receive such continued health benefits under COBRA for the period from June 1, 2003 through May 31, 2004. We also agreed to pay Mr. Carretta’s car allowance of $1,200 per month for 24 months following May 31, 2001. In addition, we agreed to extend Mr. Carretta’s coverage of life and disability insurance through and until May 31, 2003. Pursuant to the terms of the agreement Mr. Carretta will not attempt to solicit for employment any of our personnel during the period not to exceed 36 months from May 31, 2001. Mr. Carretta’s right to receive any benefits provided for in the separation agreement is conditioned on his continued agreement to (1) refrain from soliciting for employment our personnel and (2) abide by a post-employment period non-compete agreement which limits his ability to accept other employment or consulting positions or engage in other business activities that are in direct competition with us through May 31, 2003.

      In November 2001, we entered into a confidential retirement agreement and general release of claims with Mr. Sam Smookler, our former President and Chief Executive Officer. Pursuant to the terms of the agreement we agreed to pay Mr. Smookler semi-monthly base salary continuation payments in the aggregate amount of $850,000 less applicable withholdings and deductions through December 31, 2003. The vesting of Mr. Smookler’s outstanding stock options was accelerated such that options totaling 420,263 shares of our common stock were vested as of December 31, 2001. Mr. Smookler may exercise his vested options at any time prior to December 31, 2003. We agreed to pay Mr. Smookler’s car allowance of $1,200 per month for 24 months following December 31, 2001. In addition, we agreed to extend Mr. Smookler’s coverage of life and disability insurance through and until December 31, 2001. We also agreed to pay the premiums necessary to continue group health insurance coverages under COBRA for both Mr. Smookler and his spouse until June 30, 2003 or the date on which he first obtains comparable insurance coverages from another employer. If Mr. Smookler is still entitled to receive group health benefits under COBRA from us as of June 30, 2003, we will pay Mr. Smookler $1,200 per month less applicable withholding for the purpose of assisting Mr. Smookler and his spouse to obtain individual medical and dental insurance coverages until Mr. Smookler’s 65th birthday or the date on which Mr. Smookler first obtains health insurance coverage from another employer. Pursuant to the terms of the agreement, Mr. Smookler will not attempt to solicit any of our employees to terminate his/her employment with us at any time prior to December 31, 2003. Mr. Smookler’s right to receive any benefits provided for in the retirement agreement is conditioned on his continued agreement to (1) refrain from soliciting for employment our personnel and (2) abide by a post-employment period non-compete agreement which limits his ability to accept other employment or consulting positions or engage in other business activities that are in direct competition with us through December 31, 2003.

Compensation Committee Interlocks and Insider Participation

      The compensation committee currently consists of three members of our board of directors, which are Dr. Meindl and Messrs. Combs and Mendicino. No member of this committee is a present or former officer or employee of our company or any of our subsidiaries. None of our executive officers served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or the compensation committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own greater than 10% of our common stock, to file with the Securities and Exchange Commission, initial reports of ownership and reports of changes in beneficial ownership of our common stock. Officers, directors and greater than 10% beneficial owners are required by the Commission to furnish us with copies of all Section 16(a) forms they file.

      To our knowledge, based solely on our review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2002, all of our officers, directors and greater than 10% beneficial owners complied with applicable Section 16(a) filing requirements during the 2002 fiscal year except V. Frank Mendicino filed a late Form [4] reporting one transaction.

CERTAIN TRANSACTIONS

      In conjunction with the resumption of Mr. Kissner’s role as our Chief Executive Officer in October 2001, the board of directors authorized reimbursement to Mr. Kissner for the cost of his private aircraft when used in company business and justified by time and cost savings, and/or privacy/ security reasons. Reimbursement for the use of the aircraft is limited to actual costs incurred not to exceed the cost of a competitive private charter aircraft. In Fiscal 2002, reimbursement for the actual cost of the use of the aircraft owned by Mr. Kissner totaled $114,256. The equivalent cost of charter aircraft was approximately $185,000.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information known to us regarding the beneficial ownership of our common stock as of June 5, 2002, by (i) all persons who own beneficially more than 5% or more of our outstanding common stock, (ii) each director (iii) the Named Executive Officers, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the principle address of each of the stockholders listed below is c/o DMC Stratex Networks, Inc., 170 Rose Orchard Way, San Jose, California 95134.

	Shares Beneficially		Percent Beneficially
Name	Owned(1)		Owned(2)

5% Stockholders
Kopp Investment Advisors, Inc.	13,032,697	(3)	15.8%
7701 France Avenue South, Suite 500 Edina, Minnesota 55435
State of Wisconsin Investment Board	9,207,000	(4)	11.2%
P.O. Box 7842 Madison, WI 53707
Firsthand Capital Management, Inc.	6,147,954	(5)	7.5%
125 South Market, Suite 1200 San Jose, CA 95113
Perkins, Wolf, McDonnell & Company	5,839,145	(6)	7.1%
310 S. Michigan Ave., Suite 2600 Chicago, IL 60604
Named Executive Officers and Directors
Charles D. Kissner	579,101	(7)	*
Richard C. Alberding	54,000	(8)	*
Paul S. Bachow(9)	333,504	(10)	*
John W. Combs	80,846	(11)	*
William A. Hasler	10,000	(12)	*
James D. Meindl	60,264	(13)	*
V. Frank Mendicino	116,500	(14)	*
Sam Smookler	420,263	(15)	*
Frank Carretta, Jr.	160,000	(16)	*
Carl A. Thomsen	165,055	(17)	*
Paul A. Kennard	153,627	(18)	*
Edward T. Gardner	12,500	(19)	*
All directors and executive officers as a group (10 persons)	1,565,397	(20)	1.9%

*	Less than 1%

(1)	To our knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(2)	Beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to such shares. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days of June 05, 2002 are deemed outstanding for computing the beneficial ownership of the person or group holding such option grants but are not deemed outstanding for computing the percentage of beneficial ownership of any other person or group. There were 82,416,876 shares of our common stock outstanding on June 05, 2002.

(3)	Kopp Investment Advisors, Inc. had shared dispositive power over 9,122,697 shares, sole disparities power over 3,250,000 shares, sole voting power over 4,194,500 shares and aggregate beneficial ownership of 12,372,697 shares. The address and number of shares of our common stock beneficially owned by Kopp Investment Advisors, Inc. is based on the Schedule 13G as filed with the U.S. Securities and Exchange Commission on February 1, 2002. According to this Schedule 13G, Kopp Investment Advisors, Inc. is a wholly-owned subsidiary of Kopp Holding Company, which also reported aggregate beneficial ownership of 12,372,697 shares. The filing also stated that Kopp Holding Company is wholly owned by Leroy C. Kopp, who on such filing reported sole voting and disparities power over 660,000 shares in addition to the shares that may be deemed beneficially owned by Kopp Investment Advisors, Inc.

(4)	The address and number of shares of our common stock beneficially owned by the State of Wisconsin Investment Board is based on the Schedule 13G as filed with the U.S. Securities and Exchange Commission on February 12, 2002.

(5)	The address and number of shares of our common stock beneficially owned by Firsthand Capital Management, Inc. is based on the Schedule 13G as filed with the U.S. Securities and Exchange Commission on January 28, 2002.

(6)	Perkins, Wolf, McDonnell & Company had shared dispositive power and voting over 5,633,225 shares; sole voting and disparities power over 205,920 shares and aggregate beneficial ownership of 5,839,145 shares. The address and number of shares of our common stock beneficially owned by Perkins, Wolf, McDonnell & Company is based on the Schedule 13G as filed with the U.S. Securities and Exchange Commission on February 26, 2002.

(7)	Includes 579,101 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(8)	Includes 48,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(9)	Mr. Paul S. Bachow, who served as a director since October 1998, will not stand for re-election for the upcoming year.

(10)	Includes 52,500 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(11)	Includes 62,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(12)	Includes 10,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(13)	Includes 57,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(14)	Includes 10,500 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(15)	Includes 420,263 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(16)	Includes 160,000 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(17)	Includes 165,055 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(18)	Includes 143,627 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(19)	Includes 12,500 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

(20)	Includes an aggregate of 1,140,283 shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of June 05, 2002.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of our previous or future filings under the Securities Act or the Exchange Act.

      The audit committee is primarily responsible for approving the services performed by the company’s independent public accountants and reviewing the company’s accounting practices and system of internal accounting controls. The audit committee is comprised of independent, non-employee members of the company’s board of directors.

      The audit committee hereby reports as follows:

1. The audit committee has reviewed and discussed the audited financial statements with the company’s management.

2. The audit committee has discussed with Arthur Anderson LLP, the company’s independent public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 regarding communication with audit committees.

3. The audit committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 regarding independence discussions with audit committees, and has discussed with Arthur Andersen LLP their independence from the company.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the audit committee recommended to the board of directors of the company, and the board of directors has approved, that the audited financial statements be included in the company’s annual report on Form 10-K for the fiscal year ended March 31, 2002, for filing with the Securities and Exchange Commission.

5. The audit committee considered whether the professional services provided by Arthur Andersen LLP, other than its audit of the company’s annual financial statements and reviews of quarterly financial statements, was compatible with maintaining such auditor’s independence from the company.

Audit Fees Billed to the Company by Arthur Andersen LLP for the Fiscal Year Ended March 31, 2002

      Fees billed to the company by Arthur Andersen LLP for its annual audit of the company’s financial statements included in the company’s annual report on Form 10-K for the fiscal year ended March 31, 2002, and for review of the financial statements included in the company’s quarterly reports on Form 10-Q during the fiscal year ended March 31, 2002 totaled approximately $350,000. Arthur Andersen LLP did not perform any financial information systems design or implementation services for the company for the fiscal year ended March 31, 2002.

      Fees billed to the company by Arthur Andersen LLP for all other non-audit services rendered to the company, including tax-related services and internal audit services, totaled approximately $310,000.

      Submitted by the audit committee of the company’s board of directors for the fiscal year ended March 31, 2002:

Mr. Richard C. Alberding
Mr. William A. Hasler
Mr. Paul S. Bachow

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of our previous or future filings under the Securities Act or the Exchange Act.

      The compensation committee has the authority and responsibility to approve the overall compensation strategy for the company, to administer the company’s annual and long-term compensation plans and to review and make recommendations to the company’s board of directors regarding executive compensation. The compensation committee is comprised of independent, non-employee members of the company’s board of directors.

General Compensation Policy

      The compensation committee’s overall policy is to offer the company’s executive officers competitive compensation opportunities. The compensation committee utilizes competitive data and summaries provided by Radford Associates and the American Electronics Association to develop compensation recommendations competitive with other companies in the communications industry. The compensation committee’s objectives are to (i) create a performance-oriented environment with variable compensation based upon the achievement of annual and longer-term business results, (ii) focus management on maximizing stockholder value through stock-based compensation aligned to stockholders’ return, and (iii) provide compensation opportunities dependent upon the company’s performance relative to its competitors and changes in its own performance over time.

      The compensation committee is authorized (i) to establish and maintain compensation guidelines for salaries and merit pay increases throughout the company, and (ii) to make specific recommendations to the company’s board of directors concerning the compensation of executive officers of the company, including the Chief Executive Officer. The compensation committee also administers the company’s stock option plans and the company’s retirement and savings plan.

Factors

      The primary factors considered in establishing the components of each executive officer’s compensation package for the fiscal year ended March 31, 2002 are summarized below. The compensation committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

Base Salary

      The base salary for each executive officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, company performance and profitability are not taken into account in establishing base salary. The company’s salary ranges are established by using the 75th percentile of the survey data as the midpoint of the company’s salary range. Given that midpoint, the compensation ratios paid to the executive officers for the fiscal year ended March 31, 2002 ranged from the 79th percentile, at the low end, to the 100th percentile, at the high end, of the company’s salary range. A number of adjustments were made to the surveyed compensation data for the industry to reflect differences in management style, organizational structure, corporate culture, geographic location, product development stage and market capitalization between the company and the surveyed entities. As a result of these adjustments, there is not a meaningful correlation between the companies in the industry which were taken into account for comparative compensation purposes and the companies included in the industry group index which appears later in this proxy statement for purposes of evaluating the price performance of the company’s common stock. See “Stock Performance Graph.”

Annual Incentive Compensation

      Specific financial and organizational objectives, including the company’s operating profit, revenues, sales goals and return on equity, were established as the basis for the incentive bonuses to be paid to the executive officers of the company for the fiscal year ended March 31, 2002. Specific bonus awards, set as a target percentage of salary, were established for each executive officer’s position and were to be earned on the basis of achieving specified corporate goals and the accomplishment of specific individual objectives. The corporate goals for the fiscal year ended March 31, 2002 were not met; therefore, no incentive bonus was paid to any executive officer for the fiscal year ended March 31, 2002.

Long-Term Stock-Based Incentive Compensation

      Generally, the compensation committee awards stock options to each of the company’s executive officers following the initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officers with those of the company’s stockholders and to provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. In furtherance of this policy, the company has implemented the 1994 stock incentive plan and the 1999 stock incentive plan to serve as a comprehensive equity incentive program for the company’s executive officers and other key employees.

      Generally, the size of the option grant made to each executive officer is set at a level which the compensation committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s current position with the company. However, the compensation committee also takes into account comparable awards to individuals in similar positions with companies in the industry, as reflected in external surveys, the individual’s potential for future responsibility and promotion, the individual’s performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the committee’s discretion. Each of Messrs. Kissner, Thomsen, Kennard and Gardner received stock option grants in fiscal year 2002.

      Each grant allows the executive officer to acquire shares of common stock at a fixed price per share (which is the fair market price on the grant date) over a specified period of time (up to 10 years under the 1994 stock incentive plan and seven years under the 1999 stock incentive plan). Options granted during fiscal year 2002 under the 1994 stock incentive plan will generally become exercisable in installments over a five-year period, contingent upon the executive officer’s continued employment with the company. Options granted under the 1999 stock incentive plan will generally become exercisable in installments over a four-year period, contingent upon the executive officer’s continued employment with the company. Accordingly, the options will provide a return to the executive officer only if he or she remains in the company’s employment, and then only if the market price of the common stock appreciates over the option term.

CEO Compensation

      The compensation committee established Mr. Kissner’s base salary with the objective of maintaining the competitiveness of Mr. Kissner’s base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Kissner’s base salary, it was the compensation committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by the company’s performance factors. Mr. Kissner’s base salary for fiscal year 2002 was set at the 79th percentile of the salary data surveyed for other chief executive officers of companies in the industry. This reflects a $50K reduction in base salary from Mr. Kissner’s prior year’s compensation. In connection with his appointment as the new Chief Executive Officer of the company, Mr. Kissner received during fiscal 2002 an option to purchase 300,000 shares of the company’s common stock under the 1994 stock incentive plan in fiscal year 2002.

      The compensation committee established Mr. Smookler’s base salary with the objective of maintaining the competitiveness of Mr. Smookler’s base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Smookler’s base salary, it was the compensation committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by the company’s performance factors. Mr. Smookler’s base salary for fiscal year 2002 was set at the 82nd percentile of the salary data surveyed for other chief executive officers of companies in the industry. During fiscal year 2002, Mr. Smookler did not receive options to purchase shares of the company’s common stock.

Compliance with Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation exceeding $1 million paid to certain of a company’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation paid to the company’s executive officers in fiscal year 2002 did not exceed the $1 million limit per officer. At the 1994 annual meeting of stockholders, the stockholders approved the implementation of the 1994 stock incentive plan under which the number of shares of common stock for which any one individual participating in the 1994 stock incentive plan may be granted stock options, stock appreciation rights or direct stock issuances is limited to one million shares over the term of the plan. As a result of this limitation and certain other administrative provisions of the 1994 stock incentive plan, any compensation deemed paid to a covered executive officer in connection with the exercise of stock options or stock appreciation rights granted under the 1994 stock incentive plan with an exercise price equal to the market price of the shares covered by the option or stock appreciation right on the grant date will qualify as performance-based compensation.

      The 1999 stock incentive plan also contains limits on the number of stock options a participant may receive in any fiscal year, as well as certain other administrative provisions, so that the compensation attributable to the exercise of stock options under the 1999 incentive stock plan will qualify as performance-based compensation.

      The compensation committee does not expect that the compensation to be paid to the company’s covered executive officers for the fiscal year 2003 will exceed the $1 million limit per officer. The compensation committee is aware of the limitations imposed by Section 162(m), and the exemptions available thereunder, and will address the issue of deductibility when and if circumstances warrant and may use such exemptions in addition to the exemption contemplated under the company’s 1994 stock incentive plan and 1999 stock incentive plan.

      Submitted by the compensation committee of the company’s board of directors:

Mr. John W. Combs
Dr. James D. Meindl
Mr. Frank Mendicino

STOCK PERFORMANCE GRAPH

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following graph is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of our previous or future filings under the Securities Act or the Exchange Act.

      The following graph compares the yearly percentage changes in the cumulative total stockholder return on our common stock with the cumulative total return on the Dow Jones Equity Market Index and the Dow Jones Communications Technology Index during the five fiscal years ended March 31, 2002. The comparison assumes $100 was invested on March 31, 1997 in our common stock and in each of the foregoing indices and assumes reinvestment of any dividends. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF 5-YEAR CUMULATIVE RETURN

AMONG
DMC STRATEX NETWORKS, INC.
DOW JONES EQUITY MARKET INDEX AND
DOW JONES U.S. COMMUNICATIONS TECHNOLOGY INDEX

(PERFORMANCE GRAPH)

			DOW JONES US
	DMC STRATEX	DOW JONES US TOTAL	COMMUNICATIONS
	NETWORKS, INC.	MARKET	TECHNOLOGY

3/97	100.00	100.00	100.00
3/98	153.25	147.65	157.30
3/99	87.01	169.35	248.68
3/00	351.95	207.86	551.67
3/01	86.23	158.27	139.87
3/02	56.62	160.34	97.84

PROPOSAL NO. 2:

AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,

TO CHANGE OUR NAME FROM DMC STRATEX NETWORKS, INC. TO
STRATEX NETWORKS, INC.

      The board of directors has approved and recommends that our stockholders approve a proposal to change the name of the Company to “Stratex Networks, Inc.” Our name change will be accomplished by amending our Restated Certificate of Incorporation, as amended. The board of directors believes that the change of our name is in the best interests of the company and our stockholders because it will be a more readily identifiable brand name for customers and potential customers who purchase our products and for stockholders and potential stockholders who purchase our shares. We also believe the name Stratex Networks, Inc. is more identifiable with our trading symbol, STXN.

      If the amendment were adopted, Article 1 of our Restated Certificate of Incorporation, as amended, would be amended to read as follows:

“The name of this Corporation is Stratex Networks, Inc.”

      In addition, all other references to our corporate name in our Restated Certificate of Incorporation, as amended, would be changed to “Stratex Networks, Inc.” The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require our stockholders to surrender or exchange any stock certificates that they currently hold.

      The board of directors has sole discretion as to whether to file the proposed amendment of the Restated Certificate of Incorporation, as amended. If the name change is not effected by the first anniversary of this annual meeting, the board’s authority to effect the name change will terminate and stockholder approval would again be required prior to implementing any name change.

Vote Required

      The affirmative vote of the holders of a majority of our common stock, issued and outstanding, is required to approve the amendment to our Restated Certificate of Incorporation, as amended, to change our name from DMC Stratex Networks, Inc. to Stratex Networks, Inc.

Recommendation of the Board of Directors

      OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE SUCH AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED.

PROPOSAL NO. 3:

APPROVAL OF THE STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

      Our stockholders are being asked to vote on the Stratex Networks, Inc. 2002 stock incentive plan. The 2002 stock incentive plan currently provides for the issuance of stock options and grants of our common stock covering up to 10,000,000 shares of our common stock. Our board of directors has determined that the proposed 2002 stock incentive plan is in our best interests and in the best interests of our stockholders. Our board of directors believes that our long-term success is dependent upon our ability to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the company.

      A general description of the principal terms of the 2002 stock incentive plan is set forth below. However, the summary does not purport to be a complete description of all of the provisions of the 2002 stock incentive plan. Any stockholder who wishes to obtain a copy of the actual plan document may obtain a copy by writing to the address of our principle executive offices, Attention: Laura A. Graves, Director of Investor Relations.

General Description

      The 2002 stock incentive plan was approved by our board of directors in June 2002. The purposes of the 2002 stock incentive plan are to give our employees and others who perform substantial services for the company an incentive, through ownership of our common stock, to continue in their service, and to help the company compete effectively with other enterprises in the industry to attract qualified individuals. The 2002 stock incentive plan permits the grant of awards to our directors, officers, consultants and other employees, as well as the directors, officers, consultants and employees of a parent company or subsidiary.

Administration

      The 2002 stock incentive plan is administered by the administrator, defined as either our board of directors or a committee designated by our board. We intend for the compensation committee of our board of directors to administer the 2002 stock incentive plan. The compensation committee is constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and is comprised solely of two or more “outside directors” as defined under Internal Revenue Code Section 162(m) and its applicable tax regulations. For grants of awards to individuals not subject to Rule 16b-3 and the Internal Revenue Code Section 162(m), our board of directors may authorize one or more officers to grant such awards.

Amendment and Termination

      Our board of directors may amend, suspend or terminate the 2002 stock incentive plan at any time. To the extent necessary to comply with applicable provisions of Federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any amendment to the 2002 stock incentive plan in such a manner and to such a degree as required. In addition, the reduction of the exercise price of any option awarded under the 2002 stock incentive plan will be subject to stockholder approval and such provision may not be amended without stockholder approval. Furthermore, no amendment, suspension or termination shall adversely affect any rights under outstanding awards without the grantee’s consent. The 2002 stock incentive plan will terminate in August 2009, unless previously terminated by our board of directors.

Terms & Conditions of Awards

      The 2002 stock incentive plan permits the grant of “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code only to our employees or employees of a parent company or subsidiary. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2002 stock incentive plan, awards may be granted to such employees, directors or consultants who are residing in foreign jurisdictions as the administrator may determine from time to time. In addition, awards of unrestricted or restricted stock may be granted to employees, directors and consultants, provided that no more than 1,200,000 shares of our common stock reserved under the 2002 stock incentive plan may be issued in connection with awards other than stock options.

      The 2002 stock incentive plan authorizes the administrator to select the employees, directors and consultants to whom awards may be granted, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock issuable under each award, to approve award agreements for use under the 2002 stock incentive plan, to construe and interpret the terms of the 2002 stock incentive plan and awards granted thereunder, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other actions not inconsistent with the 2002 stock incentive plan. Notwithstanding the foregoing, the term of an award may not be for more than 7 years (or 5 years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of our stock or the stock of a parent company or subsidiary). Additionally, in no event may any participant in the 2002 stock incentive plan be granted stock options for more than 750,000 shares in any fiscal year. However, in connection with his or her initial commencement of service with us, a participant in the 2002 stock incentive plan may be granted stock options for up to an additional 750,000 shares, which shares will not count against the limit set forth in the previous sentence.

      The 2002 stock incentive plan authorizes the administrator to grant options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of our stock or the stock of a parent company or subsidiary) of the fair market value of the common stock on the date of the option grant. The exercise price of awards intended to qualify as performance-based compensation for purposes of the Internal Revenue Code, Section 162(m), will be not less than 100% of the fair market value. The exercise price is generally payable in cash, check, surrender of pre-owned shares of common stock or, in certain circumstances, with such documentation as the administrator and the broker, if applicable, will require to effect an exercise of an award and delivery to us of the sale or loan proceeds required to pay the exercise price. The aggregate fair market value of the common stock with respect to any incentive stock options that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000.

      The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in our favor as specified in the agreements to be issued under the 2002 stock incentive plan; provided, however, that no awards to employees will be exercisable for fully vested shares prior to the first anniversary of the grant date. The administrator has the authority to accelerate the vesting schedule of awards so that they become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a change in control, as defined in the 2002 incentive stock plan. In the event of a corporate transaction, as defined in the 2002 incentive stock plan, each outstanding award will become fully vested and exercisable unless the award is assumed by the successor company or its parent or is replaced with a comparable award. Effective upon the consummation of the corporate transaction, all outstanding awards under the 2002 stock incentive plan will terminate unless assumed by the successor company or its parent.

      Under the 2002 stock incentive plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee. However, the 2002 stock incentive plan permits the designation of beneficiaries by holders of incentive stock options. Other awards are transferable by will or by the laws of descent and distribution, and during the grantee’s lifetime, by gift and/or pursuant to a domestic relations order to the grantee’s immediate family to the extent and in the manner permitted by the administrator.

      Under the 2002 stock incentive plan, the administrator may establish one or more programs under the 2002 stock incentive plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The administrator also may establish under the 2002 stock incentive plan, separate programs for the grant of particular forms of awards to one or more classes of grantees.

Equity Incentive Programs for Non-Employee Directors

      The 2002 stock incentive plan contains two separate equity incentive programs: (i) a non-employee director option program under which option grants will be made at specified intervals to non-employee directors of our board of directors; and (ii) a non-employee director stock fee program under which non-employee directors of our board may elect to apply all or a portion of their annual retainer and meeting fees to the purchase of shares of our common stock. The implementation and use of any of these equity incentive programs is within the sole discretion of the administrator for the 2002 stock incentive plan.

Non-Employee Director Option Program

      On or after the date of the 2002 annual meeting of stockholders, each individual who first becomes a non-employee director of our board of directors, whether through election by the stockholders or appointment by our board of directors, will automatically be granted at the time of such initial election or appointment, an option grant to purchase 30,000 shares of our common stock under the non-employee director option program. Subsequently, on the date of each annual stockholders meeting commencing with the 2002 annual meeting of stockholders, each individual who is re-elected to serve as a non-employee director of our board of directors, and who has served for at least three years as a non-employee director at the time of such annual meeting, will automatically be granted a stock option to purchase an additional 10,000 shares of our common stock. On or after a capitalization event affecting our common stock, the administrator, in its sole discretion, may determine whether to adjust the number of shares issued under options under the non-employee director option program.

      Under the non-employee director option program, the exercise price per share will be equal to 100% of the fair market value per share of our common stock on the automatic grant date. Each option will have a maximum term of five years from the automatic grant date. The 30,000 shares of common stock under the initial stock option grant are immediately exercisable, but any purchased shares are subject to repurchase by us until vested, at the exercise price paid per share, upon the grantee’s cessation of service as a non-employee director. The option shares vest and our repurchase rights lapses with respect to the shares subject to the option in three equal annual installments over the non-employee director’s period of service, with the first such installment to vest on the first anniversary of the automatic grant date. The 10,000 shares of our common stock under each subsequent stock option grant are fully vested and any purchased shares are not subject to repurchase by us.

      In the event of a corporate transaction, as defined in the 2002 stock incentive plan, each option which is at the time outstanding under the non-employee director option program automatically will become fully vested and exercisable immediately prior to the effective date of such corporation transaction. Effective upon the consummation of the corporate transaction, all outstanding options under the non-employee director option program will terminate; provided, all such options will not terminate if, in connection with the corporate transaction, they are assumed by the successor corporation or parent thereof.

      In the event of a change of control, as defined in the 2002 stock incentive plan, each option which is at the time outstanding under the non-employee director option program automatically will become fully vested and exercisable immediately prior to the effective date of such change of control. Each such option will remain exercisable until the expiration or sooner termination of the applicable option term.

Director Stock Fee Program

      Under the director stock fee program, each individual serving as a non-employee director of our board of directors will be eligible to elect to apply all or any portion of the annual retainer and meeting fees otherwise payable in cash to such non-employee director to the purchase of shares of our common stock. The non-employee director must make the stock election no later than December 31 of the immediately preceding calendar year for which the election to participate in the director stock fee program is to be in effect. The election, once properly filed with the administrator of the 2002 stock incentive plan, will be irrevocable.

      On the first trading day in January of the calendar year for which the election is in effect, the portion of the annual retainer fees subject to such election will automatically be applied to the purchase of shares of our common stock by dividing such portion of the annual retainer fees by the fair market value per share of our common stock on that trading day. The number of issuable shares is rounded down to the next whole share, and the issued shares will be held in escrow by our company secretary as partly paid shares until the shares have vested. The non-employee director who receives such shares has full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow, but such shares are not assignable or transferable while they remain unvested.

      Upon completion of each calendar month of service as a non-employee director during the year for which the election is in effect, such non-employee director of our board will vest in one-twelfth of the shares subject to the option, and the stock certificate for those shares will be released from escrow. Immediate vesting of all the issued shares will occur in the event the non-employee director dies or become permanently disabled during such non-employee director’s period of service, or a corporate transaction or change of control, both as defined in the 2002 stock incentive plan, occurs during such period. Upon the non-employee director’s cessation of service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares will be canceled by us, and the non-employee director will not be entitled to any cash payment or other consideration from us with respect to the canceled shares and will have no further stockholder rights with respect to such shares.

      On the first trading day following any meeting, in a calendar year for which the election is in effect, the portion of the meeting fees subject to such election will automatically be applied to the purchase of shares of our common stock by dividing such portion of the meeting fees by the fair market value per share of our common stock on that trading day. The number of issuable shares will be rounded down to the next whole share, and the shares will be issued as soon as practicable to the non-employee director.

Certain Federal Tax Consequences

      The grant of a non-qualified stock option under the 2002 stock incentive plan will not result in any federal income tax consequences to the grantee or to us. Upon exercise of a non-qualified stock option, the grantee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the grantee, subject to the requirement of reasonableness, certain limitations imposed by Internal Revenue Code Section 162(m) and the satisfaction of withholding obligations. Any gain or loss on the grantee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We are not entitled to receive an income tax deduction for any such gain.

      The grant of an incentive stock option under the 2002 stock incentive plan will not result in any federal income tax consequences to the grantee or to us. A grantee recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we will not receive a deduction at the time of exercise. The Internal Revenue Service recently issued proposed regulations that would subject grantees to withholding at the time grantees exercise an incentive stock option for Social Security and Medicare based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of incentive stock options on or after January 1, 2003. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the grantee has held the shares of common stock. If the grantee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the grantee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any tax deduction under these circumstances.

      If the grantee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a tax deduction equal to the amount of ordinary income recognized by the grantee, subject to the requirement of reasonableness and certain limitations imposed by Internal Revenue Code Section 162(m).

      The exercise of an incentive stock option may increase a grantee’s alternative minimum tax. The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a grantee’s alternative minimum tax liability exceeds such grantee’s regular income tax liability, the grantee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the grantee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

      The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Internal Revenue Code Section 162(m), the requirement of reasonableness and the satisfaction of withholding obligations. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. We are not entitled to receive a tax deduction for any such gain.

      Recipients of restricted stock may make an election under Internal Revenue Code Section 83(b) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The election must be made within thirty days from the time the restricted stock is issued.

      The foregoing is only a summary of the federal income tax consequences of 2002 stock incentive plan transactions, and is based upon federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Internal Revenue Code. This summary does not purport to be complete, and does not discuss the tax consequences of a grantee’s death or the tax laws of any municipality, state or foreign country to which the grantee may be subject.

Amended Plan Benefits

      As of the date of this proxy statement, no executive officer or director, and no associate of any executive office or director, has been granted an option to purchase shares under the 2002 stock incentive plan. The benefits to be received pursuant to the adoption of the 2002 stock incentive plan by our executive officers, directors and employees are not determinable at this time.

Vote Required

      The affirmative vote of the holders of a majority of our common stock, present in person or represented by proxy at the annual meeting and entitled to vote, is required to approve the 2002 stock incentive plan.

Recommendation of the Board of Directors

      OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 2002 STOCK INCENTIVE PLAN AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE 2002 STOCK INCENTIVE PLAN.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

      Our board of directors has appointed the firm of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2003.

      Although the appointment of Deloitte & Touche LLP is not required to be submitted to a vote of our stockholders, our board of directors believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent auditors for the fiscal year ending March 31, 2003. In the event our stockholders fail to ratify the appointment of Deloitte & Touche LLP, our board of directors will reconsider its selection. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of different independent auditors at any time during the fiscal year if the board believes that such a change would be in our best interests and the best interests of our stockholders.

Vote Required

      The affirmative vote of the holders of a majority of our common stock, voting in person, or represented by proxy, at the annual meeting, is required to ratify the appointment of Deloitte & Touche LLP.

Presence at the Annual Meeting

      We anticipate that a representative of Deloitte & Touche LLP will be present at the annual meeting. The representative will be given the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to questions submitted, either orally or in writing, at the annual meeting.

Recommendation of the Board of Directors

      OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003 AND UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS RATIFY THE SELECTION.

OTHER MATTERS

Annual Report

      Our annual report for the fiscal year ended March 31, 2002 has been mailed concurrently with the mailing of these proxy materials to all stockholders entitled to notice of, and to vote at, the annual meeting.

Form 10-K

      We filed an annual report on Form 10-K for the fiscal year ended March 31, 2002 with the Securities and Exchange Commission on May 15, 2002. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to our Assistant Secretary, Carol A. Goudey, at the address of our principal executive offices located at 170 Rose Orchard Way, San Jose, California 95134.

Other Business

      Our board of directors is not aware of any other matter that may be presented for consideration at the annual meeting. Should any other matter properly come before the annual meeting for a vote of the stockholders, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in our best interests.

By Order of the Board of Directors

/s/ CHARLES D. KISSNER

CHARLES D. KISSNER
Chairman and Chief Executive Officer

San Jose, California

July 10, 2002

STRATEX NETWORKS, INC.
2002 STOCK INCENTIVE PLAN

         1.     Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

         2.     Definitions. As used herein, the following definitions shall apply:

                  (a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

                  (b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

                  (d) “Assumed” means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is expressly affirmed by the Company.

                  (e) “Award” means the grant of an Option, Restricted Stock, Share or other right or benefit under the Plan.

                  (f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                  (g) “Board” means the Board of Directors of the Company.

                  (h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (iii) unauthorized use or disclosure of confidential information or trade secrets of the Company or a Related Entity or (iv) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

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                  (i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                           (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  (j) “Code” means the Internal Revenue Code of 1986, as amended.

                  (k) “Committee” means any committee appointed by the Board to administer the Plan.

                  (l) “Common Stock” means the common stock of the Company.

                  (m) “Company” means Stratex Networks, Inc., a Delaware corporation.

                  (n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                  (o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such

2

leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

                  (q) “Corporate Transaction” means any of the following transactions:

                           (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

                           (iii) the complete liquidation or dissolution of the Company;

                           (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                  (r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

                  (s) “Director” means a member of the Board or the board of directors of any Related Entity.

                  (t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

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                   (u) “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

                  (v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                  (w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  (x) “Good Reason” means the occurrence after a Corporate Transaction or Change in Control of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 30 days of the effective time of such event or condition):

                           (i) a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction or Change in Control;

                           (ii) a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction or Change in Control or at any time thereafter; or

                           (iii) requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee’s job location or residence prior to the Corporate Transaction or Change

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in Control, except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction or Change in Control.

                  (y) “Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

                  (z) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

                  (aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

                  (cc) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (dd) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                  (ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (ff) “Performance — Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

                  (gg) “Plan” means this 2002 Stock Incentive Plan.

                  (hh) “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

                  (ii) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or the Award is replaced with a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of

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Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

                  (jj) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

                  (kk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (ll) “Share” means a share of the Common Stock.

                  (mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.     Stock Subject to the Plan.

                  (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is ten million (10,000,000) Shares. Notwithstanding the foregoing and subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares which may be issued pursuant to all Awards other than Options is one million two hundred thousand (1,200,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

                  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4.     Administration of the Plan.

                  (a) Plan Administrator.

                           (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

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                            (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                           (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

                           (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                           (ii) to determine whether and to what extent Awards are granted hereunder;

                           (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                           (iv) to approve forms of Award Agreements for use under the Plan;

                           (v) to determine the terms and conditions of any Award granted hereunder;

                           (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent and that any amendment to reduce the exercise price of any outstanding Option shall not be made without the approval of the Company’s stockholders;

                           (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

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                            (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                           (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

         5.     Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

         6.     Terms and Conditions of Awards.

                  (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise right or vesting provision related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) Restricted Stock. An Award may consist of one or more such securities or benefits in any combination or alternative.

                  (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option with respect to which such Shares are granted.

                  (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on

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investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                  (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

                  (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                  (f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                  (g) Individual Award Limit. The maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company shall be seven hundred fifty thousand (750,000) Shares. In connection with a Grantee’s commencement of Continuous Service, the Grantee may be granted Options for up to an additional seven hundred fifty thousand (750,000) Shares, which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

                  (h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

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                   (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of any Award shall be no more than seven (7) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

                  (j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift and/or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator.

                  (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

         7.     Award Exercise or Purchase Price, Consideration, and Taxes.

                  (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

                           (i) In the case of an Incentive Stock Option:

                                (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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                            (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (iv) In the case of other Awards, such price as is determined by the Administrator.

                           (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

                  (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                           (i) cash or check in U.S. dollars;

                           (ii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                           (iii) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                           (iv) any combination of the foregoing methods of payment.

                  (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock

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Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8.     Exercise of Award.

                  (a) Procedure for Exercise; Rights as a Stockholder.

                           (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement; provided, however, that no Award granted to an Employee, except for Restricted Stock or an Award granted under an Award Agreement described in Section 6(h), shall be exercisable prior to the first anniversary of the grant date.

                           (ii) An Award shall be deemed to be exercised when written notice (including written notice provided via electronic transmission) of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iii). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

                  (b) Exercise of Award Following Termination of Continuous Service.

                           (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

                           (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                           (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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         9.     Conditions Upon Issuance of Shares.

                  (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10.     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         11.     Corporate Transactions/Changes in Control.

                  (a) Termination of Award to Extent Not Assumed.

                           (i) Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

                  (b) Acceleration of Award Upon Corporate Transaction/Change in Control.

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                           (i) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

                           (ii) Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Change in Control or at the time of an actual Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

                  (c) Effect of Acceleration on Incentive Stock Options. The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

         12.     Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of seven (7) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

         13.     Amendment, Suspension or Termination of the Plan.

                  (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. In addition, any amendment to this Section 13(a) or Section 4(b)(vi) shall also require stockholder approval.

                  (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

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                   (c) No amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee, unless consented to by the Grantee.

         14.     Reservation of Shares.

                  (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15.     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

         16.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

         17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

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STRATEX NETWORKS, INC.
2002 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

ARTICLE I
ESTABLISHMENT AND PURPOSE OF THE PROGRAM

1.01 Establishment of Program

The Stratex Networks, Inc. 2002 Non-Employee Director Option Program (the “Program”) is adopted pursuant to the Stratex Networks, Inc. 2002 Stock Incentive Plan (the “Plan”) and, in addition to the terms and conditions set forth below, is subject to the provisions of the Plan.

1.02 Purpose of Program

The purpose of the Program is to enhance the ability of the Company to attract and retain directors who are not Employees (“Non-Employee Directors”) through a program of automatic Option grants.

1.03 Effective Date of the Program

The Program is effective as of the date of 2002 Annual Stockholders Meeting, such effectiveness conditioned upon approval of the Plan by the Company’s stockholders at such meeting.

ARTICLE II
DEFINITIONS

Capitalized terms in this Program, unless otherwise defined herein, have the meaning given to them in the Plan.

ARTICLE III
OPTION TERMS

3.01 Date of Grant and Number of Shares

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As of the effective date of the Plan, a Non-Qualified Stock Option to purchase thirty thousand (30,000) Shares shall be granted (the “Initial Grant”) to each Non-Employee Director newly elected or appointed to the Board upon the date each such Non-Employee Director first becomes a Non-Employee Director. In addition, immediately following each annual meeting of the Company’s stockholders commencing with the 2002 Annual Stockholders Meeting, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted a Non-Qualified Stock Option to purchase ten thousand (10,000) Shares (a “Subsequent Grant”); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company for at least three (3) years as of the time of such annual meeting. Each such Subsequent Grant shall be made on the date of the annual stockholders’ meeting in question.

In the event of a transaction described in Section 10 of the Plan, the Administrator, in its sole discretion, may determine whether to adjust the number of Shares to be subject to the automatic issuance of Initial Grants and Subsequent Grants that occur on or after such a transaction. No such adjustment to new Initial Grants and Subsequent Grants shall be made in the absence of an affirmative determination by the Administrator. However, the number of Shares underlying any Initial Grants and Subsequent Grants outstanding on the date of a transaction described in Section 10 of the Plan shall be subject to adjustment in accordance with Section 10 of the Plan.

3.02 Vesting

Each Initial Grant under the Program shall be immediately exercisable as to all of the Shares subject to the Option. However, the Shares purchased under such Initial Grant shall be subject to repurchase by the Company, at the same exercise price paid per Share by the Non-Employee Director, upon the Non-Employee Director’s cessation of Continuous Service prior to vesting in those Shares. Each Initial Grant shall vest as to one-third (1/3) of the Shares subject to the Option twelve (12) months after the date of grant and an additional one-third (1/3) of the Shares subject to the Option shall vest on each yearly anniversary of the date of grant thereafter, such that the Initial Grant will be fully vested three (3) years after its date of grant.

For purposes this Program, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase by the Company; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the underlying Award Agreement or in the Plan. Shares that have not vested are deemed “Restricted Shares.” If the Non-Employee Director becomes vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Non-Employee Director becomes vested in the entire Share. Notwithstanding the foregoing, any Restricted Shares purchased under this Program will be subject to the provisions of the underlying Award Agreement and Section 11 of the Plan relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction or Change of Control.

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Each Subsequent Grant under the Program shall be fully vested and exercisable as to all Shares subject to the Option on the date of grant. Subsequent Grants are not subject to repurchase by the Company.

3.03 Exercise Price

The exercise price per Share of Common Stock of each Option granted under the Program shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

3.04 Term

Each Option granted under the Program shall have a maximum term of five (5) years measured from the date of grant.

3.05 Corporate Transactions/Changes in Control

(a)  In the event of a Corporate Transaction, each Option which is at the time outstanding under the Program automatically shall become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Program shall terminate. However, such Options shall not terminate if the Options are Assumed by the successor corporation or Parent thereof in connection with the Corporate Transaction.

(b)  In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Program automatically shall become fully vested and exercisable immediately prior to the specified effective date of such Change in Control. Each such Option shall remain so exercisable until the expiration or sooner termination of the applicable Option term.

3.05 Other Terms

The Administrator shall determine the remaining terms and conditions of the Options awarded under the Program.

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STRATEX NETWORKS, INC.
2002 NON-EMPLOYEE DIRECTOR STOCK FEE PROGRAM

ARTICLE I
ESTABLISHMENT AND PURPOSE OF THE PROGRAM

1.01 Establishment of Program

The Stratex Networks, Inc. 2002 Non-Employee Director Stock Fee Program (the “Program”) is adopted pursuant to the Stratex Networks, Inc. 2002 Stock Incentive Plan (the “Plan”) and, in addition to the terms and conditions set forth below, is subject to the provisions of the Plan.

1.02 Purpose of Program

The purpose of the Program is to enhance the ability of the Company to attract and retain directors who are not Employees (“Non-Employee Directors”) through a program of receiving Shares of the Company in lieu of annual retainer and meeting fees.

1.03 Effective Date of the Program

The Program is effective as of the date of 2002 Annual Stockholders Meeting, such effectiveness conditioned upon approval of the Plan by the Company’s stockholders at such meeting.

ARTICLE II
DEFINITIONS

Capitalized terms in this Program, unless otherwise defined herein, have the meaning given to them in the Plan.

ARTICLE III
STOCK FEE PROGRAM TERMS

3.01 Eligibility

As of the effective date of the Plan, each Non-Employee Director shall be eligible to elect to apply all or any portion of the annual retainer fee and meeting fees otherwise payable

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to such individual in cash to the acquisition of Shares under the Plan pursuant to the terms and conditions of this Program.

3.02 Election Procedure

(a)  The Non-Employee Director must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. Subject to the last sentence of this Section 3.02(a), the first calendar year for which any such election may be filed shall be the 2003 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The Non-Employee Director may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Administrator at least thirty (30) days prior to the start of the first calendar year for which such standing election is no longer to remain in effect. Any standing election filed under the Stock Fee Program of the DMC Stratex Networks, Inc. 1994 Stock Incentive Plan or the DMC Stratex Networks, Inc. 1999 Stock Incentive Plan shall be deemed a standing election under this Program without any further action by the Non-Employee Director in order to be administered in accordance with the terms of such previously filed standing election.

(b)  The election must be filed with the Administrator on the appropriate form provided by the Administrator for this purpose. On the election form, the Non-Employee Director must indicate the percentage or dollar amount of his or her annual retainer fee and/or his or her meeting fees to be applied to the acquisition of Shares.

3.03 Issue Date for Annual Retainer Fee Shares

On the first trading day in January of the calendar year for which the election is effective, the portion of the annual retainer fee subject to such election shall automatically be applied to the acquisition of Shares by dividing the elected dollar amount by the Fair Market Value per Share of Common Stock on that trading day. The number of issuable Shares shall be rounded down to the next whole Share, and the issued Shares shall be held in escrow by the Secretary of the Company as “Restricted Shares” until the Non-Employee Director fully vests in such Restricted Shares. Such Restricted Shares shall not be assignable or transferable while they remain unvested, but the Non-Employee Director shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all Restricted Shares held in escrow on his or her behalf.

3.04 Vesting of Annual Retainer Fee Shares

Upon completion of each calendar month of Continuous Service during the year for which the election applicable to the annual retainer fee is in effect, the Non-Employee Director shall vest in one-twelfth (1/12) of the Restricted Shares, and the stock certificate for those Shares shall be released from escrow. Notwithstanding the provisions of the

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Plan, immediate vesting in all Restricted Shares shall occur in the event (i) the Non-Employee Director should die or incurs a Disability during his or her Continuous Service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Continuous Service. Should such individual cease Continuous Service prior to vesting in one or more monthly installments of the Restricted Shares, then any Restricted Shares that remain unvested shall be canceled by the Company, and the Non-Employee Director shall not be entitled to any cash payment or other consideration from the Company with respect to the canceled Restricted Shares and shall have no further stockholder rights with respect to such Restricted Shares.

For purposes this Program, the term “vest” shall mean, with respect to any Restricted Shares, that such Restricted Shares are no longer subject to forfeiture to the Company or restrictions on assignability or transfer. If the Non-Employee Director becomes vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Non-Employee Director becomes vested in the entire Share.

3.05 Issue Date for Meeting Fee Shares

On the first trading day following any meeting in a calendar year for which the election is effective, the portion of the meeting fee subject to such election shall automatically be applied to the acquisition of Shares by dividing the elected dollar amount by the Fair Market Value per Share of Common Stock on that trading day. The number of issuable Shares shall be rounded down to the next whole Share, and the Shares shall be issued as soon as practicable to the Non-Employee Director.

3.06 Other Terms

The Administrator shall determine the remaining terms and conditions of the Program.

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THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF DMC STRATEX NETWORKS, INC.
FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 13, 2002

     The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated July 10, 2002, and the 2002 annual report to stockholders, and hereby appoints Carl A. Thomsen and Carol A. Goudey or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 annual meeting of stockholders of DMC Stratex Networks, Inc. to be held on August 13, 2002 at 3:00 p.m., local time, at the company’s principle executive offices located at 170 Rose Orchard Way, San Jose, California, and at any adjournment or postponement thereof, and to vote all shares of the company’s common stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OR RE-ELECTION, AS THE CASE MAY BE, OF THE DIRECTOR NOMINEES LISTED BELOW AND FOR THE OTHER PROPOSALS LISTED BELOW.

1. ELECTION OF DIRECTORS

______	FOR all director nominees listed below (except as indicated)	______	WITHHOLD AUTHORITY to vote for all director nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL DIRECTOR NOMINEE, STRIKE A LINE THROUGH THAT DIRECTOR NOMINEE’S NAME IN THE LIST BELOW.

RICHARD C. ALBERDING JOHN W. COMBS WILLIAM A. HASLER	CHARLES D. KISSNER JAMES D. MEINDL V. FRANK MENDICINO

2. APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE ITS NAME FROM DMC STRATEX NETWORKS, INC. TO STRATEX NETWORKS, INC.

___ FOR    ___ AGAINST    ___ ABSTAIN

3. APPROVAL OF THE STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

___ FOR    ___ AGAINST    ___ ABSTAIN

4. RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003

___ FOR    ___ AGAINST    ___ ABSTAIN

DATED:_____________________, 2002

Signature	Signature

Print Name	Print Name

     This proxy should be marked, dated and signed exactly as your name appears on your stock certificate(s), and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.